UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by party other than the registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive additional materials

☐	Soliciting material under Rule 14a-12

180 LIFE SCIENCES CORP.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CONTROL ID:
180 LIFE SCIENCES CORP.	REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	Friday, December 27, 2024
	TIME:	1:00 P.M. pacific Time
	LOCATION:	https://agm.issuerdirect.com/atnf

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/atnf and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/ATNF

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before November 15, 2024.

you may enter your voting instructions at https://www.iproxydirect.com/CPE until 11:59 pm eastern time December 26, 2024.

The purposes of this meeting are as follows:

1.    To elect three Class II directors to the Board of Directors (the “Board”) each to serve a term of two years and until their respective successors have been elected and qualified, or until such director’s resignation or removal;

2.    To approve the adoption of the Third Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan.;

3.    To approve an advisory resolution on Named Executive Officer compensation;

4.    To approve the issuance of more than 20% of the Company’s issued and outstanding common stock upon the conversion of Series B Convertible Preferred Stock for the purpose of complying with Nasdaq Listing Rules 5635(a) and (b);

5.    To approve the issuance of more than 20% of the Company’s issued and outstanding common stock upon the exercise of outstanding warrants to purchase shares of common stock for the purpose of complying with Nasdaq Listing Rules 5635(a) and (b);

6.    To ratify the appointment of M&K CPAs, PLLC, an independent registered public Accounting Firm, as the Company’s independent auditors for the fiscal year ending December 31, 2024; and

7.    To transact such other business as may properly come before the annual meeting or any adjustment thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on October 31, 2024 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $0.0001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

180 LIFE SCIENCES CORP. SHAREHOLDER SERVICES 1 Glenwood Ave Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important